TREASURY STOCK	12 Months Ended
Sep. 30, 2013
Equity [Abstract]
Treasury Stock [Text Block]
17.	TREASURY STOCK

During the year ended September 30, 2007, the Company repurchased 498,851 common stock of the Company with a total cost of RMB29,377 under the approval of the Board of Directors. In February 2013, the board of directors approved a share repurchase program for open market and negotiated transactions for a 12 month period in the amount of $5 million, under which 611,386 shares with a total cost of  RMB6,282 were bought in the NASDAQ market during the year ended September 30, 2013, in compliance with US securities laws. The Company recorded the entire purchase price of the treasury stock as a reduction of equity.